U.S. Securities and Exchange Commission

                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Act of 1934


       Date of Report (Date of earliest event reported): April 5, 1999
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                         JD American Workwear, Inc.
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           (Exact name of registrant as specified in its charter)


         Delaware                 33-98682                   05-0460102
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State or other jurisdiction     (Commission                (IRS Employer
     of incorporation           File Number)            Identification No.)


            46 Old Flat River Road, Coventry, Rhode Island 02816
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          (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code: (401) 397-6800
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        (Former name or former address, if changed since last report)


Item 4.  Change in Registrant's Certifying Accountant

      On April 5, 1999, JD American Workwear, Inc. (the "Registrant") dismissed BDO Seidman, LLP as the principal independent accountants for the Registrant.

      The report on the Registrant's financial statements prepared by BDO Seidman, LLP for fiscal year ended February 28, 1998 contain no adverse opinion or disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope or accounting principles. The report prepared by Richard A Eisner Company, LLP on the Registrant's financial statements for the year ended February 28, 1997 contains a statement expressing substantial doubt about the Company's ability to continue as a going concern.(1)

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(1)   Effective April 1, 1998, the Boston office of Richard A. Eisner &
      Company, LLP was merged into the Boston office of BDO Seidman, LLP. As this merger resulted in RAE no longer having an office in the Providence-Boston area, the Registrant retained BDO to serve as the Company's independent auditors for the fiscal year ended February 28, 1998.

      During the two most recent fiscal years and the subsequent interim period, there were no disagreements with BDO Seidman, LLP or Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of them, would have caused them to make reference to the subject matter of the disagreement in connection with its report on the audited financial statements

      The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

      On April 5, 1999, the Registrant engaged the auditing firm of Bederson & Company, LLP to audit the Registrant's financial statements for the fiscal year ended February 28, 1999.

      Prior to the engagement of Bederson & Company, LLP, there were no discussions with representatives of said firm regarding either the application of any accounting principle to a specific or completed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of disagreement with the Company's former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission indicating whether they agree with the statements made by the Registrant in response to this Item 4, and, if not, stating the respect in which they does not agree. A copy of said letter will be filed with the SEC by amendment to this Form 8-K.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       JD AMERICAN WORKWEAR, INC.


April 9, 1999                          By: /s/ Anthony P. Santucci
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                                           Anthony P. Santucci, Treasurer